AMENDMENT TO RIGHTS AGREEMENT

THIS AMENDMENT TO RIGHTS AGREEMENT (“Amendment”) is made as of February 17, 2006, by and among Cleveland BioLabs, Inc., a Delaware corporation (the “Company”), the Common Stockholders and the Purchasers of the Series A Preferred Shares. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Rights Agreement.

R E C I T A L S

WHEREAS, the Company and the Purchasers have entered into that certain Stock Purchase Agreement dated as of March 15, 2005 (the “Purchase Agreement”), pursuant to which the Purchasers acquired shares of the Company’s Series A Participating Convertible Preferred Stock, $0.005 par value per share (collectively, the “Series A Preferred Shares”);

WHEREAS, in connection with the Purchase Agreement, the Company, the Common Stockholders and the Purchasers have agreed to the terms and conditions set forth in that certain Series A Rights Agreement dated as of March 15, 2005, by and among the Company, the Common Stockholders and the Purchasers (the “Rights Agreement”).

WHEREAS, the parties to the Rights Agreement wish to amend and restate Section 5(a) of the Rights Agreement in its entirety;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Section 5(a). Section 5(a) of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

“In the event that that Corporation has not consummated one of the Required Transactions on or before the Public Trigger Date, the Corporation shall issue to each holder of Registrable Securities, such number of additional Series A Preferred Shares as shall equal 2% of the Series A Preferred Shares held by such holder (not including any previously issued Penalty Shares), plus such number of additional shares of Common Stock as shall equal 2% of the shares of Common Stock held by such holder (not including any previously issued Penalty Shares or shares of Common Stock issuable upon conversion of Series A Preferred Stock, but including Fee Securities and shares of Common Stock previously issued upon conversion of Series A Shares) for each thirty (30) day period beyond the Public Trigger Date that a Required Transaction has not been consummated; provided, however, Penalty Shares shall not accrue for a period commencing on the initial filing date of any registration statement with the Commission (the “Initial Filing Date”) to and including seventy (70) days thereafter, provided further, that, in the event that effectiveness of such registration statement is delayed due to Commission comments on such registration statement, and the Corporation is in good faith responding to such comments in a timely manner and such comments do not preclude the Corporation from going effective on such registration statement entirely, such seventy (70) day period shall be extended (only once) for an additional forty-five (45) day period (collectively, the “Grace Period”). For the avoidance of doubt, the parties hereto agree that (i) the Initial Filing Date is February 17, 2006, and (ii) the Grace Period shall not therefore, in any event, exceed one hundred fifteen (115) days from February 17, 2006.”

2. No Amendment or Waiver. The execution, delivery and effectiveness of this Amendment shall not constitute an amendment or waiver of any other provision of the Rights Agreement. The terms of the Rights Agreement not affected, modified or changed by this Amendment shall remain in full force and effect.

3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be accepted as originals.

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Signature Page Follows

IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have set their hands hereunder effective upon the date referenced-above.

THE COMPANY:

Cleveland BioLabs, Inc., a Delaware corporation

By: _/s/ Michael Fonstein______________
Name: Michael Fonstein
Title: President and Chief Executive Officer

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COMMON STOCKHOLDERS

________________________________
Michael Fonstein

________________________________
Yakov Kogan

________________________________
Elena Feinstein

________________________________
George R. Stark

________________________________
Mikhail V. Chernov

________________________________
Katerina Gurova

________________________________
Vadim Krivokrysenko

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ChemBridge Corporation

By:  _________________________
Name: _________________________
Title: _________________________

The Cleveland Clinic Foundation

By:  _________________________
Name: _________________________
Title: _________________________

________________________________
Andrei Gudkov

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PURCHASERS

INDIVIDUAL:

Print Name

Signature

ENTITY:

Print Entity Name

Signature

Name and Title of Signatory